NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Developing Markets Fund

Supplement dated March 11, 2016
to the Summary Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On March 9, 2016, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the NVIT Emerging Markets Fund (“Emerging Markets Fund”) and the NVIT Developing Markets Fund (“Developing Markets Fund”), each a series of the Trust, pursuant to which the Developing Markets Fund would be reorganized into the Emerging Markets Fund (the “Reorganization”).  Shareholders of the Developing Markets Fund are not required, and will not be requested, to approve the Reorganization.  Further information regarding the details of the Reorganization and the Emerging Markets Fund will be provided in an information statement that will be delivered to the Developing Markets Fund’s shareholders.

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